UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 13, 2004

(Date of earliest event reported)

MARKETWATCH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-50562	27-0064104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

825 Battery Street

San Francisco, California 94111

(Address of principal executive offices including zip code)

(415) 733-0500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01          Other Events

Signatures

ITEM 8.01 OTHER EVENTS

MarketWatch, Inc. (the “Company”) previously announced the signing of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 14, 2004, by and among the Company, Dow Jones & Company, Inc. (“Dow Jones”) and Golden Acquisition Corp. (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”). After the Merger, the Company would become a wholly-owned subsidiary of Dow Jones. Under the terms of the Merger Agreement, the Company’s stockholders will receive $18 for each share of the Company’s common stock they own.

The special meeting of stockholders for purposes of approving the Merger and the other transactions contemplated by the Merger Agreement is scheduled to be held on January 19, 2004, 10:00 a.m., local time, at the Company’s corporate headquarters at 825 Battery Street, San Francisco, California 94111. Stockholders of record on December 6, 2004 are entitled to notice of and to vote at the special meeting and any adjournments or postponements of the special meeting. The Company intends to mail the proxy materials in connection with the special meeting to stockholders of record shortly.

Additional Information and Where to Find It

MarketWatch filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement in connection with the proposed acquisition of MarketWatch by Dow Jones on November 26, 2004. MarketWatch further will file a definitive proxy statement with the SEC and mail the same to security holders of MarketWatch in connection with a special meeting of stockholders relating to stockholder approval of the proposed acquisition. Investors and security holders of MarketWatch are urged to read the preliminary proxy statement because it contains, and the definitive proxy statement and other relevant documents when they become available because they will contain, important information about MarketWatch, Dow Jones and the proposed acquisition. Investors and security holders of MarketWatch may obtain free copies of the documents filed with the SEC at the SEC’s website at www.sec.gov, or at MarketWatch’s website at www.cbs.marketwatch.com. In addition, investors and security holders of MarketWatch may obtain free copies of the documents filed with the SEC by writing to 825 Battery Street, San Francisco, CA 94111, Attention: Investors Relations, or by emailing to ayen@marketwatch.com.

MarketWatch and its directors, executive officers, certain members of management and certain employees may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition. A description of the interests in MarketWatch of its directors and executive officers is set forth in MarketWatch’s annual report on Form 10-K for the fiscal year ended December 31, 2003 and in MarketWatch’s proxy statement for its 2004 annual meeting of stockholders. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed acquisition, and a description of their direct and indirect interests in the proposed acquisition, is set forth in the preliminary proxy statement filed with the SEC, and may be amended, as applicable, by the definitive proxy statement when it is filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKETWATCH, INC.

By:	/s/ Douglas Appleton
Name:	Douglas Appleton
Title:	General Counsel and Secretary

Date: December 13, 2004